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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   1-16383                95-4352386
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)         Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                              77002
           (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers;
               Election of Directors; Appointment of Principal Officers.

On March 29, 2006, Cheniere Energy, Inc. (the "Company") elected Ms. Vicky A. Bailey to its board of directors and to serve as a member of the Company's Audit Committee and Compensation Committee as well as the Section 162(m) Subcommittee of the Company's Compensation Committee. On March 29, 2006, the Company issued a press release regarding the election of Ms. Bailey as a new director, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number         Description
--------       -----------
99.1           Press Release, dated March 29, 2006 (filed herewith)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHENIERE ENERGY, INC.


Date: March 29, 2006                      By: /s/ Don A. Turkleson
                                          -------------------------------------
                                          Name:    Don A. Turkleson
                                          Title:   Senior Vice President
                                                   and Chief Financial Officer

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EXHIBIT INDEX


Exhibit
Number         Description
--------       -----------
99.1           Press Release, dated March 29, 2006 (filed herewith)